POLEN DDJ OPPORTUNISTIC HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS

June 30, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (1.27%)
Consumer, Cyclical (0.69%)
CWT Travel Holdings Inc(b)(d)	89,755	$1,787,605

Consumer, Non-Cyclical (0.11%)
American Tire Distributors, Inc.(a)(b)(c)(d)(e)	2,940	280,241

Materials (0.13%)
Real Alloy Holding, Inc.(a)(b)(c)(d)(e)	3	193,631
Specialty Steel Holdco, Inc.(a)(b)(c)(d)(e)	1	142,439

Total Materials		336,070

Mineral and Precious Stone Mining (0.04%)
Arctic Canadian Diamond Co LTD.(a)(b)(d)(e)	541	109,823

Oil & Gas (0.26%)
Utex Industries, Inc.(a)(b)(d)(e)	7,506	680,344

Technology (0.04%)
Skillsoft Corp.(d)	32,762	115,322

TOTAL COMMON STOCKS
(Cost $2,411,494)		3,309,405

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (29.60%)
Basic Materials (1.26%)
Aruba Investments, Inc., Series Initial(f)	1M US L + 7.75%, 0.75% Floor	11/24/2028	$3,450,000	$3,294,750

Communications (2.11%)
ABG Intermediate Holdings 2 LLC(a)(f)	1M US L + 6.00%, 0.50% Floor	12/20/2029	810,000	757,350
Auction.com LLC fka Ten-X LLC(f)	1M US L + 4.00%, 1.00% Floor	9/27/2024	5,068,965	4,761,025

Total Communications				5,518,375

Consumer Discretionary (2.06%)
CNT Holdings I Corp, Series Initial(f)	1M US L + 6.75%, 0.75% Floor	11/6/2028	5,554,188	5,373,677

Consumer, Cyclical (1.73%)
Brooks Automation 11/21 2nd Lien TL(f)	3M US L + 5.60%, 0.50% Floor	11/16/2029	3,240,000	2,967,305
Mitchell International, Inc. TL(f)	1M US L + 6.50%	10/1/2029	1,650,000	1,557,963

Total Consumer, Cyclical				4,525,268

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-Cyclical (18.54%)
Ankura Consulting Group LLC, Series Closing Date(a)(f)	3M US L + 8.00%, 0.75% Floor	3/19/2029	$650,000	$585,000
Asurion LLC, Series New B-4(f)(h)	1M US L + 5.25%	1/20/2029	5,170,000	4,417,765
Aveanna Healthcare LLC(a)(f)	3M US L + 7.50%, 0.50% Floor	12/10/2029	4,000,000	3,580,000
Cloudera, Inc.(a)(f)	1M US L + 6.00%, 0.50% Floor	8/10/2029	860,000	756,800
CP Iris Holdco I, Inc.(b)(f)	1M US L + 7.00%, 0.50% Floor	9/15/2029	1,720,000	1,606,050
Envision Healthcare Corp., Series Initial(f)	1M US L + 3.75%	10/10/2025	3,341,876	1,137,073
Eyecare Partners LLC(f)	3M US L + 6.75%, 0.50% Floor	11/15/2029	3,430,000	3,269,939
Infinite Bidco LLC, Series Initial(f)	3M US L + 7.00%, 0.50% Floor	3/2/2029	4,245,740	4,033,454
KKR Apple Bidco LLC, Series Initial(f)	1M US L + 5.75%, 0.50% Floor	8/6/2026	4,258,629	4,098,930
KUEHG Corp, Series Tranche B(f)	3M US L + 8.25%, 1.00% Floor	8/22/2025	4,020,000	3,896,064
KUEHG Corp, Series B-3(f)	3M US L + 3.75%, 1.00% Floor	2/21/2025	4,636,102	4,331,440
LaserShip, Inc., Series Initial(a)(f)	3M US L + 7.50%, 0.75% Floor	5/7/2029	3,280,000	3,198,000
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	2,475,012	2,385,293
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 3.25%, 1.00% Floor	3/13/2025	1,489,857	1,383,705
Medical Solutions LLC(f)	3M US L + 7.00%, 0.50% Floor	9/24/2028	1,770,000	1,646,100
MH Sub I LLC, Series 2021 Replacement(f)	1M US L + 6.25%	2/23/2029	4,340,000	4,112,150
SM Wellness Holdings, Inc., Series Initial(a)(f)	3M US L + 8.00%, 0.75% Floor	4/16/2029	1,030,000	1,009,400
VC GB Holdings I Corp, Series Initial(f)	3M US L + 6.75%, 0.50% Floor	7/23/2029	1,330,000	1,193,675
Xplornet Communications Inc. TL(a)(f)	1M US L + 7.00%, 0.50% Floor	9/30/2029	1,930,000	1,746,650

Total Consumer, Non-Cyclical				48,387,488

Financials (0.58%)
Arctic Canadian Diamond Corp, 2L TL(a)(b)(e)(g)	Cash 5.00% + PIK 12.50%	12/31/2027	531,261	531,261
Zest Acquisition Corp., Series Initial(a)(f)(h)	1M US L + 7.00%, 1.00% Floor	3/13/2026	1,037,670	970,221

Total Financials				1,501,482

Industrials (3.32%)
Brand Energy & Infrastructure Services, Inc., Series Initial(f)	3M US L + 4.25%, 1.00% Floor	6/21/2024	2,004,913	1,744,596
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 2(f)	3M US L + 6.50%, 0.75% Floor	5/21/2029	2,760,000	2,663,400
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 3(f)	3M US L + 6.00%, 0.75% Floor	5/21/2029	2,295,812	2,240,322
GI Consilio Parent LLC(a)(f)	1M US L + 7.50%, 0.50% Floor	5/14/2029	2,050,000	2,009,000

Total Industrials				8,657,318

TOTAL BANK LOANS
(Cost $83,349,503)				77,258,358

HIGH YIELD BONDS AND NOTES (62.58%)
Basic Materials (6.04%)
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(i)	8.750%	7/15/2026	8,190,000	7,154,948
Century Aluminum Co.(i)	7.500%	4/1/2028	9,545,000	8,609,303
Northwest Acquisitions ULC / Dominion Finco, Inc.(b)(i)(j)	7.125%	11/1/2022	1,650,000	99

Total Basic Materials				15,764,350

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Communications (5.23%)
Arches Buyer, Inc.(i)	6.125%	12/1/2028	$1,000,000	$817,010
Clear Channel Outdoor Holdings, Inc.(i)	7.750%	4/15/2028	2,170,000	1,584,415
Clear Channel Outdoor Holdings, Inc.(i)	7.500%	6/1/2029	1,930,000	1,393,518
GTT Communications, Inc.(b)(c)(i)(j)	7.875%	12/31/2024	1,970,000	157,692
Radiate Holdco LLC / Radiate Finance, Inc.(i)	6.500%	9/15/2028	770,000	597,274
Scripps Escrow II, Inc.(i)	5.375%	1/15/2031	1,490,000	1,190,175
Scripps Escrow, Inc.(i)	5.875%	7/15/2027	660,000	578,645
Uber Technologies, Inc.(i)	4.500%	8/15/2029	3,870,000	3,190,331
Viasat, Inc.(i)	5.625%	9/15/2025	1,450,000	1,174,745
Viasat, Inc.(i)	6.500%	7/15/2028	4,300,000	2,967,323

Total Communications				13,651,128

Consumer, Cyclical (11.67%)
Boyd Gaming Corp.(i)	4.750%	6/15/2031	1,480,000	1,253,560
Dornoch Debt Merger Sub, Inc.(i)	6.625%	10/15/2029	6,520,000	4,823,170
Ford Motor Co.	7.450%	7/16/2031	3,550,000	3,609,782
Ford Motor Co.	9.625%	4/22/2030	5,570,000	6,220,242
Lions Gate Capital Holdings LLC(i)	5.500%	4/15/2029	3,690,000	2,888,956
Real Hero Merger Sub 2, Inc.(i)	6.250%	2/1/2029	4,450,000	3,381,169
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.(i)	6.625%	3/1/2030	1,480,000	1,260,324
Sportsnet(a)(b)(e)	10.250%	1/15/2025	100,000	98,250
SRS Distribution, Inc.(i)	6.000%	12/1/2029	3,940,000	3,099,165
Wheel Pros, Inc.(i)	6.500%	5/15/2029	3,800,000	2,690,571
White Cap Buyer LLC(i)	6.875%	10/15/2028	1,444,000	1,157,193

Total Consumer, Cyclical				30,482,382

Consumer, Non-Cyclical (11.29%)
Bausch Health Cos., Inc.(i)	5.250%	1/30/2030	2,160,000	1,122,194
Cano Health LLC(i)	6.250%	10/1/2028	7,030,000	5,782,571
High Ridge Brands Escrow(a)(b)(c)(e)		3/15/2025	125,000	1,438
Simmons Foods, Inc./Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed(i)	4.625%	3/1/2029	3,740,000	3,167,948
Specialty Steel(a)(b)(c)(f)(g)	11.9222% or PIK L+11.00%, 1.00% Floor	11/15/2026	210,000	210,000
Surgery Center Holdings, Inc.(i)	6.750%	7/1/2025	2,045,000	1,877,085
Surgery Center Holdings, Inc.(i)	10.000%	4/15/2027	3,530,000	3,423,923
Team Health Holdings, Inc.(i)	6.375%	2/1/2025	6,235,000	4,363,132
Tenet Healthcare Corp.(i)	5.125%	11/1/2027	6,690,000	6,032,406
Tenet Healthcare Corp.(i)	6.125%	10/1/2028	4,070,000	3,495,601

Total Consumer, Non-Cyclical				29,476,298

Energy (4.72%)
Harvest Midstream I LP(i)	7.500%	9/1/2028	2,505,000	2,357,483
Occidental Petroleum Corp.	6.450%	9/15/2036	5,080,000	5,219,294
Occidental Petroleum Corp.	8.875%	7/15/2030	3,190,000	3,668,460
Teine Energy, Ltd.(i)	6.875%	4/15/2029	1,150,000	1,073,180

Total Energy				12,318,417

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Financials (7.67%)
AssuredPartners, Inc.(i)	7.000%	8/15/2025	$6,100,000	$5,737,814
GTCR AP Finance, Inc.(i)	8.000%	5/15/2027	2,080,000	1,949,876
HUB International, Ltd.(i)	7.000%	5/1/2026	5,210,000	4,909,669
NFP Corp.(i)	6.875%	8/15/2028	8,960,000	7,417,626

Total Financials				20,014,985

Industrials (10.81%)
IEA Energy Services LLC(i)	6.625%	8/15/2029	2,950,000	2,415,652
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(i)	6.000%	9/15/2028	2,050,000	1,702,115
JPW Industries Holding Corp.(i)	9.000%	10/1/2024	780,000	730,653
Material Sciences Corp.(a)(b)(e)(f)(g)	L + 8.25% or PIK 2.00%	1/9/2024	90,225	89,322
Oscar AcquisitionCo LLC / Oscar Finance, Inc.(i)	9.500%	4/15/2030	3,080,000	2,446,417
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC(i)	7.750%	4/15/2026	7,441,000	6,850,036
TransDigm, Inc.	6.375%	6/15/2026	2,230,000	2,089,510
TransDigm, Inc., Series WI	4.875%	5/1/2029	5,670,000	4,625,416
Trident TPI Holdings, Inc.(i)	6.625%	11/1/2025	4,740,000	4,359,449
Trident TPI Holdings, Inc.(i)	9.250%	8/1/2024	3,180,000	2,913,818

Total Industrials				28,222,388

Materials (0.04%)
Real Alloy Holding, Inc.(a)(b)(c)(e)(f)(g)	L + 10.00% or PIK L+12.00%, 1.00% Floor	11/28/2023	114,596	114,596

Technology (5.11%)
CWT Travel Group, Inc.(i)	8.500%	11/19/2026	5,128,594	4,634,967
Minerva Merger Sub, Inc.(i)	6.500%	2/15/2030	4,310,000	3,596,889
Playtika Holding Corp.(i)	4.250%	3/15/2029	450,000	372,163
Presidio Holdings, Inc.(i)	8.250%	2/1/2028	5,370,000	4,728,389

Total Technology				13,332,408

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $194,079,628)				163,376,952

WARRANTS (0.00%)

	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Cyclical (0.00%)
CWT Travel Holdings, Inc., Strike Price: $57.00(a)(b)	11/19/2026	$3,371	$–
CWT Travel Holdings, Inc., Strike Price: $67.69(a)(b)	11/19/2028	$3,548	$–
Utex Industries Holdings, LLC, Strike Price: $114.76(a)(b)(e)	12/31/2049	$1,150	$–
TOTAL WARRANTS
(Cost $–)			–

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (5.46%)
MSILF Treasury Securities Portfolio	0.010%	14,260,179	$14,260,179

TOTAL SHORT TERM INVESTMENTS
(Cost $14,260,179)			14,260,179

TOTAL INVESTMENTS (98.91%)
(Cost $294,100,804)	$258,204,894

OTHER ASSETS IN EXCESS OF LIABILITIES (1.09%)	2,842,792

NET ASSETS (100.00%)	$261,047,686

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Portfolio of Investments section.
(b)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of June 30, 2022, the fair value of illiquid securities in the aggregate was $6,002,791, representing 2.30% of the Fund's net assets.
(c)	Security deemed to be restricted as of June 30, 2022. As of June 30, 2022, the fair value of restricted securities in the aggregate was $1,100,038, representing 0.42% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(d)	Non-income producing security.
(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(f)	Floating or variable rate security. The reference rate is described below. The rate in effect as of June 30, 2022 is based on the reference rate plus the displayed spread as of the securities last reset date.
(g)	Payment in-kind.
(h)	All or a portion of this position has not settled as of June 30, 2022. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the fair value of securities restricted under Rule 144A in the aggregate was $137,430,641, representing 52.65% of net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board unless indicated as illiquid as denoted in footnote (b).
(j)	Security is currently in default.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2022 was 1.79%

3M US L - 3 Month LIBOR as of June 30, 2022 was 2.29%

6M US L - 6 Month LIBOR as of June 30, 2022 was 2.94%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments
June 30, 2022 (Unaudited)

1.	ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022:

Polen DDJ Opportunistic High Yield Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer, Cyclical	$–	$1,787,605	$–	$1,787,605
Consumer, Non-Cyclical	–	–	280,241	280,241
Materials	–	–	336,070	336,070
Mineral and Precious Stone Mining	–	–	109,823	109,823
Oil & Gas	–	–	680,344	680,344
Technology	115,322	–	–	115,322
Bank Loans
Basic Materials	–	3,294,750	–	3,294,750
Communications	–	4,761,025	757,350	5,518,375
Consumer Discretionary	–	5,373,677	–	5,373,677
Consumer, Cyclical	–	4,525,268	–	4,525,268
Consumer, Non-Cyclical	–	37,511,638	10,875,850	48,387,488
Financials	–	–	1,501,482	1,501,482
Industrials	–	6,648,318	2,009,000	8,657,318
High Yield Bonds and Notes
Basic Materials	–	15,764,350	–	15,764,350
Communications	–	13,651,128	–	13,651,128
Consumer, Cyclical	–	30,384,132	98,250	30,482,382
Consumer, Non-Cyclical	–	29,264,860	211,438	29,476,298
Energy	–	12,318,417	–	12,318,417
Financials	–	20,014,985	–	20,014,985
Industrials	–	28,133,066	89,322	28,222,388
Materials	–	–	114,596	114,596
Technology	–	13,332,408	–	13,332,408
Short Term Investments	14,260,179	–	–	6,915,408
Warrants	–	–	–	–
Total	$14,375,501	$226,765,627	$17,063,766	$258,204,894

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Common Stocks	Bank Loans	High Yield Bonds And Notes	Warrants	Total
Balance as of September 30, 2021	$1,271,468	$15,168,752	$517,996	$-	$16,958,216
Accrued Discount/premium	-	30,413	166	-	30,579
Return of Capital	-	-	-	-	-
Realized Gain/(Loss)	-	67,479	-	-	67,479
Change in Unrealized Appreciation/Depreciation	135,010	(1,106,504)	(4,556)	-	(976,050)
Purchases	-	8,565,483	-	-	8,565,483
Sales Proceeds	-	(5,482,219)	-	-	(5,482,219)
Transfer into Level 3 (a)	-	1,746,650	-	-	1,746,650
Transfer Out of Level 3 (b)	-	(3,846,372)	-	-	(3,846,372)
Balance as of June 30, 2022	$1,406,478	$15,413,682	$513,606	$-	$17,063,766
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at June 30, 2022	$135,184	$(968,461)	$(4,556)	$-	$(838,007)

(a)	Transferred from Level 2 to Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.
(b)	Transferred from Level 3 to Level 2 because observable market data became available for the securities.

Information about Level 3 measurements as of June 30, 2022:

Asset Class	Market Value	Valuation Technique	Unobservable Input(s)(a)	Value/Range
Common Stock	$1,296,655	Discounted Cash Flow Analysis, Market Analysis	Discount Rate, EBITDA Multiple	11.70% - 16.40%, 2.93x - 8.25x
Common Stock	$109,823	Discounted Cash Flow Analysis	Discount Rate, Price per share	20.30%, $203.00
Bank Loans	$14,612,421	Third-Party Vendor Pricing Service	Vendor Quotes	N/A
Bank Loans	$531,261	Discounted Cash Flow Analysis	Discount Rate, Percentage of par value	20.30%, 100.00%
High Yield Bonds and Notes	$512,169	Yield Analysis	Yield to Worst	9.7% - 12.2%
High Yield Bonds and Notes	$1,437	Litigation Trust Settlement Proceeds	Discount Rate, Expected recovery probability Rate	14.35%, $1.15 per $100 principal amount of now cancelled Unsercured Notes
	$17,063,766

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield to Worst	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Settlement Proceeds	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund in the Trust. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statement of Operations.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of June 30, 2022, the Fund held $77,258,358, or 29.60% of the Fund’s net assets, in loans acquired via assignment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

LIBOR Transition: Certain of the Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Underlying Funds and Funds. The effect of any changes to, or discontinuation of, LIBOR on the Underlying Funds and Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Underlying Funds and Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.